Acquisitions	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
Acquisitions

8. Acquisitions

On February 9, 2015, the Company acquired certain assets and the operations of Timber Tech Texas, Inc. and its affiliates (“Timber Tech”) for $5.8 million in cash (including certain adjustments). Of this amount, $4.5 million was allocated to tangible assets acquired and $1.3 million was allocated to goodwill. These are preliminary allocations and are subject to adjustment.

Timber Tech is based in Cibolo, Texas, which is approximately 25 miles northeast of downtown San Antonio. Timber Tech is a manufacturer of roof trusses, floor trusses, wall panels and sub-components, as well as a supplier of glue laminated timber and veneer lumber beams.

The acquisition was accounted for by the acquisition method, and accordingly the results of operations were included in the Company’s consolidated financial statements from the acquisition date. The purchase price was allocated to the assets acquired based on estimated fair values at the acquisition date, with the excess of purchase price over the estimated fair value of the net assets acquired recorded as goodwill. Pro forma results of operations are not presented as this acquisition is not material.

We incurred $0.0 million and $0.1 million in costs related to this acquisition during the three and six months ended June 30, 2015, respectively. These costs include due diligence costs and transaction costs to complete the acquisition, and have been recognized in selling, general and administrative expense in the accompanying condensed consolidated statements of operations and comprehensive income (loss) for the three months and six months ended June 30, 2015.